ADVANCED SERIES TRUST

AST ClearBridge Dividend Growth Portfolio

AST Cohen & Steers Realty Portfolio

AST MFS Global Equity Portfolio

AST T. Rowe Price Natural Resources Portfolio

Supplement dated August 28, 2024 to the

Summary Prospectuses, Prospectus and Statement of Additional Information,

each dated May 1, 2024, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for each of the AST ClearBridge Dividend Growth Portfolio, AST Cohen & Steers Realty Portfolio, AST MFS Global Equity Portfolio, and AST T. Rowe Price Natural Resources Portfolio (each, a Portfolio, and collectively, the Portfolios), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Reorganizations

On August 23, 2024, the Board of Trustees of the Trust (the Board) approved the reorganization (each, a Reorganization, and collectively, the Reorganizations) of each Portfolio into the AST Large-Cap Core Portfolio (the Acquiring Portfolio), a series of the Trust. Each Reorganization is subject to approval by the shareholders of the relevant Portfolio, and each Reorganization is contingent on shareholder approval of each other Reorganization. If a Reorganization is not approved by the shareholders of the applicable Portfolio, the investment manager will not move forward with any of the Reorganizations.

A proxy statement/prospectus relating to the Reorganizations will be mailed to shareholders of each Portfolio on or about October 28, 2024, and the special meeting of each Portfolio’s shareholders will be held on or about December 11, 2024.

If approved, pursuant to a plan of reorganization, the assets and liabilities of each Portfolio would be exchanged for shares of the Acquiring Portfolio, and Portfolio shareholders would become shareholders of the Acquiring Portfolio. No charges are imposed in connection with the proposed Reorganizations. The Acquiring Portfolio shares to be received by the Portfolio shareholders in the proposed Reorganizations would be equal in value to the Portfolio shares held by such shareholders immediately prior to the proposed Reorganizations.

If the required shareholder approvals are obtained and all required closing conditions are satisfied, it is expected that the proposed Reorganizations will be completed in, or around, the first quarter of 2025, or as soon as reasonably practicable once shareholder approval is obtained.

In connection with the Reorganizations, the Board also approved the following changes to the Acquiring Portfolio, which are contingent on shareholder approval of each of the Reorganizations: (i) new subadvisory agreements with ClearBridge Investments, LLC and Dimensional Fund Advisors, LP to serve as subadvisers to the Acquiring Portfolio alongside J.P. Morgan Investment Management Inc. and PGIM Quantitative Solutions LLC; (ii) certain revisions to the principal investment strategies of the Acquiring Portfolio to reflect the different mix of subadvisers to the Acquiring Portfolio; and (iii) revisions to the Acquiring Portfolio’s management fee schedule, which are expected to lower the Acquiring Portfolio’s effective management fee. In connection with these changes, the Acquiring Portfolio’s name will change to “AST Large Cap Equity Portfolio.”

Contract owners will be allowed one free transfer out of a Portfolio during the period within 60 days of the effective date of a Reorganization (i.e., from 60 days before to 60 days after the effective date of the Reorganization).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTGENSUP2